FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS	12 Months Ended
Aug. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Fair Value Of Financial Instruments And Financial Risk Factors	FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS
i.Fair value of financial instruments
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly fashion between market participants. The Company records certain financial instruments at fair value. The Company’s financial instruments include cash, short-term investments (including marketable securities), accounts receivable, loan receivable, restricted funds, accounts payable and accrued liabilities, long-term debt, other long-term liabilities and derivative liabilities.
Fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

•Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date;

•Level 2 inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and

•Level 3 inputs are unobservable inputs for the asset or liability.

The fair values of cash, short-term investments, accounts receivable, loan receivable, accounts payable and accrued liabilities and restricted funds approximate their carrying amounts due to their short-term nature. The fair value of marketable securities is based on quoted prices in active markets and is reflected in the carrying value of these financial assets. The fair value of long-term debt approximates $310 based on the face value of debt outstanding, which carries a floating interest rate.

The fair value of the contingent share consideration is primarily based on Level 3 unobservable inputs. The determination of the fair value of this liability is primarily driven by the Company’s expectations of EIC achieving certain milestones. The expected milestones were assigned probabilities and the expected related cash flows were discounted to derive the fair value of the contingent consideration.

At August 31, 2021 , the probability of achieving the alpha-cannabis® Pharma GmbH milestones was estimated to be nil% and the discount rate was estimated to be 20%. If the probabilities of achieving the milestones increased or decreased by 10%, the estimated fair value of the contingent share consideration would increase or decrease by approximately $70. If the discount rates increased or decreased by 5%, the estimated fair value of contingent consideration would increase or decrease, respectively, by approximately $nil.

At August 31, 2021 , the probability of EIC achieving the remaining two milestones, as discussed in Note 28, was estimated to be, 80%, and 10% respectively, and the discount rate was estimated to be 4%. If the probabilities of achieving the milestones increased or decreased by 10%, the estimated fair value of the contingent share consideration would increase or decrease by approximately $899. If the discount rates increased or decreased by 1%, the estimated fair value of contingent consideration would increase or decrease, respectively, by approximately $70.

The fair value of derivative warrant liabilities is based on Level 1 and 2 inputs utilized in a Black-Scholes option pricing model to estimate the fair value of such Warrants. The key assumption used in the model is the expected future volatility in the price of the Company’s Common Shares.

The fair value of the Top-up Rights is based on Level 3 inputs utilized in a Monte Carlo pricing model to estimate the fair value of such Top-up Rights. The key assumptions used in the model are the expected future price of the Company’s Common Shares, the weighted average expected life of the instruments and the expected future volatility of Common Shares.

During the year, there were no transfers of amounts between Levels 1, 2 and 3.

ii.Financial risk factors
The Company is exposed to various risks through its financial instruments, as follows:

(i) Credit risk arises from deposits with banks, short-term investments (excluding investments in equity securities), outstanding trade and loan receivables, and restricted investments. For trade receivables, the Company does not hold any collateral as security but mitigates this risk by dealing only with what management believes to be financially sound counterparties and, accordingly, does not anticipate significant loss for non-performance. For other receivables, out of the normal course of business such as the loan receivable, management generally obtains guarantees and general security agreements. The maximum exposure to credit risk of cash, short-term investments, accounts receivable, loan receivable, and restricted funds on the statement of financial position at August 31, 2021 approximates $235,949 (August 31, 2020 - $99,736).
As of August 31, 2021 , the Company’s aging of trade receivables was as follows:

	AUGUST 31, 2021	AUGUST 31, 2020
0-60 days	$20,029	$11,922
61-120 days	886	73
Gross trade receivables	$20,915	$11,995
Less: Expected credit losses and reserve for product returns and price adjustments	(710)	(912)
	$20,205	$11,083

(ii) Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company manages its liquidity risk by reviewing on an ongoing basis its capital requirements. At August 31, 2021 , the Company had $55,365 (August 31, 2020 – $24,600) of cash and working capital of $234,349 (August 31, 2020 - $141,123). Further, the Company may potentially access equity capital through the capital markets if required.

The Company is obligated to the following contractual maturities relating to their undiscounted cash flows as at August 31, 2021 :

	Carrying Amount	Contractual Cash Flows	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Accounts payable and accrued liabilities	$23,436	$23,436	$23,436	$—	$—	$—
Long-term debt	310	330	80	220	30	—
	$23,746	$23,766	$23,516	$220	$30	$—

The contractual maturities noted above are based on contractual due dates of the respective financial liabilities.

In connection with the Company’s Moncton Campus, the Company is contractually committed to approximately $2,612 of capital expenditures.

(iii) Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk for the Company is comprised of:

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. During the year, the Company was exposed to interest rate risk pursuant to the variable rate loans described in Note 12. However at August 31, 2021, the Company no longer had any exposure as the debt was repaid, as a result a 1% change in benchmark interest rates will increase or decrease the Company’s interest expense by $nil (August 31, 2020 - $1,150) per year.